EXHIBIT 99.1

Support.com Reports Fourth Quarter and 2012 Financial Results

REDWOOD CITY, CA – February 13, 2013 - Support.com, Inc. (NASDAQ: SPRT), a leading provider of cloud-based technology services and software designed to create new revenue streams and improve customer experience, today reported unaudited financial results for its fourth quarter ended December 31, 2012.

Q4 Financial Summary

For the fourth quarter of 2012, total revenue was $18.9 million compared to $15.0 million in the fourth quarter of 2011 and $18.2 million in the third quarter of 2012.

On a GAAP basis, income from continuing operations for the fourth quarter of 2012 was $1.2 million, or $0.02 per share, compared to a loss of $4.2 million, or $(0.09) per share, in the fourth quarter of 2011 and income of $298,000, or $0.01 per share, in the third quarter of 2012.

Non-GAAP income from continuing operations for the fourth quarter of 2012 was $2.9 million, or $0.06 per share, compared to a loss of $2.8 million, or $(0.06) per share, in the fourth quarter of 2011 and income of $1.8 million, or $0.04 per share, in the third quarter of 2012.

At December 31, 2012 cash, cash equivalents and investments were $56.3 million compared to $51.6 million at September 30, 2012.

2012 Financial Summary

Total revenue for 2012 was $72.0 million compared to $53.8 million in 2011.

On a GAAP basis, loss from continuing operations for 2012 was $5.5 million, or $(0.11) per share, compared to a loss of $18.5 million, or $(0.38) per share, in 2011.

Non-GAAP income from continuing operations for 2012 was $935,000, or $0.02 per share, compared to a loss of $12.5 million, or $(0.26) per share, in 2011.

Non-GAAP results exclude stock-based compensation expense, amortization of intangible assets and other, restructuring and impairment charges, acquisition expense, other non-recurring items and tax expense associated with acquired goodwill. These items impacted results from continuing operations by $1.7 million in the fourth quarter of 2012, $1.4 million in the fourth quarter of 2011 and $1.5 million in the third quarter of 2012. On an annual basis, these items impacted results from continuing operations by $6.5 million in 2012 and $6.0 million in 2011. A reconciliation of GAAP to non-GAAP results is presented in the tables below.

“We finished 2012 strong, with record revenue, profitability and cash generation,” said Josh Pickus, President and CEO. “In 2013, our focus will be on maintaining and enhancing operating performance, building out new initiatives in SaaS and SMB, and extending our market leadership.”

Recent Company Highlights
•	Revenue growth of 34% year over year
•	Full year 2012 non-GAAP profitability
•	2012 net increase in cash, cash equivalents and investments of $3.3 million
•	First SaaS customer US Tech Support in production
•	SMB partnerships with AppDirect and OnForce
•	Tablet SKU gains traction in retail
•	New version of SUPERAntiSpyware® released; enterprise license customers added

Conference Call
Support.com will host a conference call discussing the Company's fourth quarter and full year 2012 results on Wednesday, February 13, 2013 starting at 4:30 p.m. ET (1:30 p.m. PT). The live call may be accessed by dialing (877) 388-8486 (domestic) or (408) 427-3864 (international) and referencing passcode 88124558. A live audio webcast and replay of the call will be available at the Investor Relations section of Support.com's website at http://www.support.com/investors/events.

About Support.com
Support.com, Inc. (NASDAQ: SPRT) is a leading provider of cloud-based technology services and software. We help leading brands create new revenue streams and deepen customer loyalty through programs that enhance their customers' technology experience. Our solution includes a comprehensive Service Delivery Platform, mobile and desktop apps, a scalable workforce of technology specialists and proven expertise in program design and execution. Our partners include many of the nation's leading communications providers, retailers and technology companies. For more information, please visit us at: http://www.support.com.

Support.com, Inc. is an Equal Opportunity Employer. For more information, visit http://www.support.com/about/careers.

Copyright © 2013 Support.com, Inc. All rights reserved. Support.com and SUPERAntiSpyware are trademarks or registered trademarks of Support.com, Inc. in the U.S. and other countries.

Note on Forward-Looking Statements
Statements made in this document that are not historical facts are "forward-looking statements" and accordingly involve risks and uncertainties that could cause actual results to differ materially from those described herein. Forward-looking statements include, for example, all statements relating to projected financial performance (including without limitation statements involving projections of revenue, margin, income (loss), earnings (loss) per share, cash usage or generation, capital structure, and other financial items); the plans and objectives of management for future operations, partnerships, products, services or investments; and future performance in economic and other terms. The potential risks and uncertainties that could cause results to differ materially include, among others, our ability to retain and grow major partnerships, our ability to market and sell software and services to consumers and small businesses, our ability to market and sell our service delivery platform on a SaaS basis, our ability to maintain and grow revenue, our ability to scale and manage our workforce and our ability to control expenses and achieve desired margins. These and other risks are detailed in Support.com's reports filed with the Securities and Exchange Commission, including without limitation its latest Annual Report on Form 10-K and its latest quarterly report on Form 10-Q, copies of which may be obtained from www.sec.gov. Support.com does not intend to update this information to reflect future events or circumstances, and disclaims any obligation to do so except as may be required by law.

Disclosure Regarding Non-GAAP Financial Measures

Support.com has excluded stock-based compensation expense, amortization of intangible assets and other, restructuring and impairment charges, acquisition expense, other non-recurring items and tax expense associated with acquired goodwill from its GAAP results in order to determine the non-GAAP financial measures of income (loss) from continuing operations and income (loss) from continuing operations per share referenced in this document. We believe that the non-GAAP measures, when viewed in addition to and not in lieu of our reported GAAP results, assist investors in understanding our results of operations.

A. Stock-based compensation expense. Management excludes stock-based compensation expense when evaluating its operating performance because such expense does not require cash settlement and because such expense is not used by management to assess the performance of the Company's business. Stock-based compensation expense was $1.6 million in the fourth quarter of 2012, compared to $957,000 in the fourth quarter of 2011 and $911,000 in the third quarter of 2012.

B. Amortization of intangible assets and other. Management excludes acquisition-related intangible asset amortization and related charges when evaluating its operating performance because the Company does not acquire businesses on a predictable cycle and excluding such charges enables more consistent evaluation of the Company's operating performance. Management also excludes such charges because they represent non-cash expenses. Amortization of intangible assets and other was $368,000 in the fourth quarter of 2012, compared to $330,000 in the fourth quarter of 2011 and $397,000 in the third quarter of 2012.

C. Restructuring and impairment charges. Management excludes restructuring and impairment charges when evaluating its operating performance because the Company does not undertake restructurings on a predicable basis and excluding such charges enables more consistent evaluation of the Company's operating performance. Restructuring and impairment charges were zero in the fourth quarter of 2012, compared to zero in the fourth quarter of 2011 and $72,000 in the third quarter of 2012.

D. Acquisition expense. Management excludes acquisition expense such as legal fees and advisor fees when evaluating its operating performance because the Company does not acquire businesses on a predictable cycle and excluding such expense enables more consistent evaluation of the Company's operating performance. Acquisition expense was zero in the fourth quarter of 2012, compared to $5,000 in the fourth quarter of 2011 and $1,000 in the third quarter of 2012.

E. Other non-recurring items. Management excludes non-recurring items, that generally do not require cash settlement, when evaluating its operating performance because the Company does not incur such expenses or obtain such benefits on a predictable basis and exclusion of such expenses or benefits enables more consistent evaluation of the Company’s operating performance. Other non-recurring items resulted in a benefit of $293,000 in the fourth quarter of 2012, compared to zero in the fourth quarter of 2011 and an expense of $86,000 in the third quarter of 2012.

F. Tax expense associated with acquired goodwill. The Company is required to record a deferred tax liability and the related tax expense that results from the amortization for income tax purposes of acquired goodwill. Management excludes tax expense associated with acquired goodwill when evaluating its operating performance because the Company does not acquire businesses on a predictable cycle and excluding such expense enables more consistent evaluation of the Company's operating performance. Tax expense associated with acquired goodwill was $88,000 in the fourth quarter of 2012, compared to $67,000 in the fourth quarter of 2011 and $69,000 in the third quarter of 2012.

The Company believes that non-GAAP measures have significant limitations in that they do not reflect all of the amounts associated with the Company's financial results as determined in accordance with GAAP and that these measures should only be used to evaluate the Company's financial results in conjunction with the corresponding GAAP measures. In addition, the exclusion of the items indicated above from the non-GAAP financial measures presented does not indicate an expectation by management that such items will not be incurred in subsequent periods.

SUPPORT.COM, INC.
GAAP CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)
(unaudited)

	December 31,	September 30,	December 31,
	2012 (1)	2012	2011 (2)

Assets
Current assets:
Cash, cash equivalents and short-term investments	$56,350	$51,587	$51,902
Accounts receivable, net	9,689	9,785	10,284
Prepaid expenses and other current assets	1,359	1,565	1,068
Total current assets	67,398	62,937	63,254
Long-term investment	-	-	1,111
Property and equipment, net	591	670	461
Purchased technology, net	62	82	144
Goodwill	14,240	14,240	13,621
Intangible assets, net	4,775	5,126	5,670
Other assets	1,193	940	735

Total assets	$88,259	$83,995	$84,996

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable and accrued compensation	$2,053	$3,011	$2,872
Other accrued liabilities	3,969	4,477	4,491
Short-term deferred revenue	6,618	5,971	4,723
Total current liabilities	12,640	13,459	12,086
Long-term deferred revenue	35	139	489
Other long-term liabilities	1,421	1,422	1,086
Total liabilities	14,096	15,020	13,661

Stockholders' equity:
Common stock	5	5	5
Additional paid-in-capital	242,032	237,984	233,977
Accumulated other comprehensive loss	(1,501)	(1,343)	(1,698)
Accumulated deficit	(166,373)	(167,671)	(160,949)
Total stockholders' equity	74,163	68,975	71,335

Total liabilities and stockholders' equity	$88,259	$83,995	$84,996
Note 1: Amounts are subject to completion of managements and its independent registered public accounting firm's customary closing and review procedures.

Note 2: Derived from audited consolidated financial statements for the year ended December 31, 2011.

SUPPORT.COM, INC.
GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended				Year Ended December 31,
	December 31, 2012	(3)	September 30, 2012	December 31, 2011	2012 (3)	2011 (2)

Revenue:
Services	$15,344		$14,769	$11,124	$57,622	$37,248
Software and other	3,533		3,407	3,880	14,332	16,591
Total revenue	18,877		18,176	15,004	71,954	53,839

Cost of revenue:
Cost of services (4)	8,648		8,815	8,585	37,343	29,919
Cost of software and other (4)	278		312	449	1,421	1,744
Total cost of revenue	8,926		9,127	9,034	38,764	31,663
Gross profit	9,951		9,049	5,970	33,190	22,176
Operating expenses:
Amortization of intangible assets and other	368		397	330	1,522	866
Research and development (4)	1,652		1,643	1,599	6,773	6,057
Sales and marketing (4)	3,377		3,789	5,509	18,285	21,791
General and administrative (4)	3,572		2,897	2,705	12,234	12,005
Total operating expenses	8,969		8,726	10,143	38,814	40,719

Income (loss) from operations	982		323	(4,173)	(5,624)	(18,543)

Interest income and other, net	71		93	83	297	455

Income (loss) from continuing operations, before income taxes	1,053		416	(4,090)	(5,327)	(18,088)

Income tax provision (benefit)	(145)		118	106	208	401

Income (loss) from continuing operations, after income taxes	1,198		298	(4,196)	(5,535)	(18,489)

Income (loss) from discontinued operations, net of income taxes	101		(7)	(153)	111	(151)

Net income (loss)	$1,299		$291	$(4,349)	$(5,424)	$(18,640)

Income (loss) from continuing operations, after income taxes
Basic	$0.02		$0.01	$(0.09)	$(0.11)	$(0.38)
Diluted	$0.02		$0.01	$(0.09)	$(0.11)	$(0.38)

Income (loss) from discontinued operations, net of income taxes
Basic	$0.00		$(0.00)	$(0.00)	$0.00	$(0.00)
Diluted	$0.00		$(0.00)	$(0.00)	$0.00	$(0.00)

Shares used in computing per share amounts:
Basic	49,475		48,707	48,351	48,798	48,288
Diluted	51,872		50,326	48,351	48,798	48,288
Note 3:  Amounts are subject to completion of managements and its independent registered public accounting firm's customary closing and review procedures.

Note 4: Includes stock-based compensation expense, restructuring and impairment charges, acquisition expense and other non-recurring items, as follows:
	Three Months Ended			Year Ended December 31,
	December 31, 2012	September 30, 2012	December 31, 2011	2012	2011
Cost of revenue:
Cost of services	$83	$86	$75	$353	$337
Cost of software and other	2	3	16	26	29
Operating expenses:
Research and development	199	252	271	1,019	816
Sales and marketing	111	94	138	623	896
General and administrative	1,191	635	462	2,926	2,703
Total	$1,586	$1,070	$962	$4,947	$4,781

SUPPORT.COM, INC.
RECONCILIATION OF GAAP FINANCIAL RESULTS TO NON-GAAP FINANCIAL MEASURES
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended			Year Ended December 31,
	December 31, 2012	September 30, 2012	December 31, 2011	2012	2011

GAAP cost of revenue	$8,926	$9,127	$9,034	$38,764	$31,663
Stock-based compensation expense (Cost of revenue portion only)	(85)	(89)	(91)	(380)	(274)
Restructuring and impairment charges (Cost of revenue portion only)	-	-	-	1	(93)
Non-GAAP cost of revenue	$8,841	$9,038	$8,943	$38,385	$31,296

GAAP operating expenses	$8,969	$8,726	$10,143	$38,814	$40,719
Stock-based compensation expense (Excl. cost of revenue portion)	(1,501)	(822)	(866)	(4,145)	(3,494)
Amortization of intangible assets and other	(368)	(397)	(330)	(1,522)	(866)
Restructuring and impairment charges (Excl. cost of revenue portion)	-	(72)	-	(244)	(377)
Acquisition expense	-	(1)	(5)	(36)	(543)
Other non-recurring items	-	(86)	-	(143)	-
Non-GAAP operating expenses	$7,100	$7,348	$8,942	$32,724	$35,439

GAAP income tax provision (benefit)	$(145)	$118	$106	$208	$401
Tax expense associated with acquired goodwill	(88)	(69)	(67)	(294)	(337)
Other non-recurring items	293	-	-	293	-
Non-GAAP income tax provision (benefit)	$60	$49	$39	$207	$64

GAAP income (loss) from continuing operations, after income taxes	$1,198	$298	$(4,196)	$(5,535)	$(18,489)
Stock-based compensation expense	1,586	911	957	4,525	3,768
Amortization of intangible assets and other	368	397	330	1,522	866
Restructuring and impairment charges	-	72	-	243	470
Acquisition expense	-	1	5	36	543
Other non-recurring items	(293)	86	-	(150)	-
Tax expense associated with acquired goodwill	88	69	67	294	337
Total impact of Non-GAAP exclusions	1,749	1,536	1,359	6,470	5,984
Non-GAAP income (loss) from continuing operations, after income taxes	$2,947	$1,834	$(2,837)	$935	$(12,505)

Income (loss) from continuing operations, after income taxes
Basic - GAAP	$0.02	$0.01	$(0.09)	$(0.11)	$(0.38)
Basic - Non-GAAP	$0.06	$0.04	$(0.06)	$0.02	$(0.26)

Diluted - GAAP	$0.02	$0.01	$(0.09)	$(0.11)	$(0.38)
Diluted - Non-GAAP	$0.06	$0.04	$(0.06)	$0.02	$(0.26)
Shares used in computing per share amounts (GAAP)
Basic	49,475	48,707	48,351	48,798	48,288
Diluted	51,872	50,326	48,351	48,798	48,288
Shares used in computing per share amounts (Non-GAAP)
Basic	49,475	48,707	48,351	48,798	48,288
Diluted	51,872	50,326	48,351	50,273	48,288
The adjustments above reconcile the Companys GAAP financial results to the non-GAAP financial measures used by the Company. The Companys non-GAAP financial measures exclude stock-based compensation expense, amortization of intangible assets and other, restructuring and impairment charges, acquisition expense, other non-recurring items and tax expense associated with acquired goodwill. The Company believes that presentation of these non-GAAP items provides meaningful supplemental information to investors, when viewed in conjunction with, and not in lieu of, the Companys GAAP results. However, the non-GAAP financial measures have not been prepared under a comprehensive set of accounting rules or principles. Non-GAAP information should not be considered in isolation from, or as a substitute for, information prepared in accordance with GAAP. Moreover, there are material limitations associated with the use of non-GAAP financial measures.  See the text of this press release for more information on non-GAAP financial measures.

2012 Amounts are subject to completion of managements and its independent registered public accounting firm's customary closing and review procedures.

Contact Information:

Investor Contact
Carolyn Bass and Jacob Moelter
Market Street Partners
(415) 445-3235
sprt@marketstreetpartners.com

Media Contact
Seth Geisler
Martin Levy Public Relations, Inc.
(858) 610-9860
seth@martinlevypr.com